EXHIBIT NO. 99.2(b)(2)

Master Amended and Restated By-Laws, January 1, 2002, as revised June 23, 2004

                                                                     APPENDIX A
                                                    Revised:  February 21, 2006


------------------------------------------------------------------------------------------------------------------------
                                                                                           FISCAL
TRUST                                                                                      YEAR END
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

MFS Series Trust I                                                                         08/31
MFS Series Trust II                                                                        11/30
MFS Series Trust III                                                                       01/31
MFS Series Trust IV                                                                        08/31
MFS Series Trust V                                                                         09/30
MFS Series Trust VI                                                                        10/31
MFS Series Trust VII                                                                       11/30
MFS Series Trust VIII                                                                      10/31
MFS Series Trust IX                                                                        04/30*
MFS Series Trust XI                                                                        09/30
MFS Series Truist XII                                                                      4/30
MFS Series Trust XIII (formerly MFS Government Securities Fund)                            2/28

-----------------

* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:

              --------------------------------------------- ----------------------------------
              MFS Bond Fund                                 MFS Municipal Limited Maturity
                                                            Fund
              --------------------------------------------- ----------------------------------
              --------------------------------------------- ----------------------------------
              MFS Emerging Opportunities Fund               MFS Research Bond Fund
              --------------------------------------------- ----------------------------------
              --------------------------------------------- ----------------------------------
              MFS Intermediate Investment Grade Bond Fund   MFS Research Bond Fund J
              --------------------------------------------- ----------------------------------
              --------------------------------------------- ----------------------------------
              MFS Limitied Maturity Fund
              --------------------------------------------- ----------------------------------

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:

              --------------------------------------------------------------------------------
              MFS Inflation Adjusted Bond Fund
              --------------------------------------------------------------------------------


***The fiscal year end is 5/31 for the following series of MFS Series Trust X:

              ---------------------------------------- ---------------------------------------
              MFS Aggressive Growth Allocation Fund    MFS International Growth Fund
              ---------------------------------------- ---------------------------------------
              ---------------------------------------- ---------------------------------------
              MFS Conservative Allocation Fund         MFS International Value Fund
              ---------------------------------------- ---------------------------------------
              ---------------------------------------- ---------------------------------------
              MFS Emerging Markets Equity Fund         MFS Moderate Allocation Fund
              ---------------------------------------- ---------------------------------------
              ---------------------------------------- ---------------------------------------
              MFS Gemini U.K. Fund                     MFS International Diversification Fund
              ---------------------------------------- ---------------------------------------
              ---------------------------------------- ---------------------------------------
              MFS Growth Allocation Fund

****The fiscal year end is 7/31 for the following series of MFS Series Trust X:

              ---------------------------------------  ---------------------------------------
              MFS Emerging Markets Debt Fund           MFS New Endeavor  Fund
              ---------------------------------------  ----------------------------------------
              MFS Global Value Fund                    MFS Strategic Value Fund
                                                                                           07/31
              ---------------------------------------- ---------------------------------------

*****The fiscal year end is 8/31 for the following series of MFS Series Trust X:

              ---------------------------------------- ---------------------------------------
              MFS Floating Rate High Income Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                           FISCAL
TRUST                                                                                      YEAR END
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                                              12/31
Massachusetts Investors Growth Stock Fund                                                  11/30
MFS Government Limited Maturity Fund                                                       12/31
Massachusetts Investors Trust                                                              12/31
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Trust                                                                 10/31
MFS Multimarket Income Trust                                                               10/31
MFS Government Markets Income Trust                                                        11/30
MFS Intermediate Income Trust                                                              10/31
MS Charter Income Trust                                                                    11/30
MFS Special Value Trust                                                                    10/31
MFS Municipal Series Trust                                                                 03/31
MFS Institutional Trust                                                                    06/30
MFS Variable Insurance Trust                                                               12/31
------------------------------------------------------------------------------------------------------------------------